UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2016
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 28, 2016, Blonder Tongue Laboratories, Inc. (the "Company"), R. L. Drake Holdings, LLC, a wholly-owned subsidiary of the Company ("RLD" and with the Company, collectively, "Borrower"), Blonder Tongue Far East, LLC, a wholly-owned subsidiary of the Company ("Blonder Tongue Far East"), as a guarantor and a credit party, and Sterling National Bank (as lender and as administrative agent, "Sterling") entered into a Loan and Security Agreement (the "Loan Agreement").

The Loan Agreement provides the Company with a credit facility in an aggregate amount of $8,500,000 consisting of a $5,000,000 asset-based revolving line of credit and a $3,500,000 amortizing term loan.  The credit facility matures in December 2019.  Interest on the revolving line of credit is variable, based upon the 30-day LIBOR rate (currently 0.76%) plus a margin of 4.00%.  Interest on the term loan also is variable, based upon the 30-day LIBOR rate (currently 0.76%) plus a margin of 4.50%. The term loan will amortize at the rate of $19,444 per month. All outstanding indebtedness under the Loan Agreement is secured by all of the assets of the Company and its subsidiaries, and is guaranteed by Blonder Tongue Far East.

The Loan Agreement contains customary covenants, including restrictions on the incurrence of additional indebtedness, encumbrances on Borrower's assets, the payment of cash dividends or similar distributions, the repayment of any subordinated indebtedness and the sale or other disposition of Borrower's assets. In addition, the Company must maintain (i) a fixed charge coverage ratio of not less than 1.1 to 1.0 for any fiscal month (determined as of the last day of each fiscal month on a rolling twelve-month basis, as calculated for the Company and its consolidated subsidiaries) and (ii) a leverage ratio of not more than 2.0 to 1.0 for any fiscal month (determined as of the last day of each fiscal month, as calculated for the Company and its consolidated subsidiaries).  Events of default under the Loan Agreement include Borrower's payment defaults, material misrepresentations, uncured breaches of covenants, cross defaults with certain other indebtedness, bankruptcy and insolvency events, changes of control and the occurrence of certain material adverse events.

A portion of the proceeds received by the Company under the Loan Agreement has been used to repay all amounts outstanding under the Company's existing Revolving Credit, Term Loan and Security Agreement with Santander Bank, N.A. (as amended, the "Santander Agreement"), which was terminated on December 28, 2016.  The Santander Agreement was scheduled to expire December 31, 2016.  Other proceeds may be used for working capital in the ordinary course of Borrower's business.

Contemporaneously with the entry into the Loan Agreement, (i) the Company and Sterling also entered into a Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement (the "Mortgage"), pursuant to which the obligations of the Borrowers under the Loan Agreement are secured by a mortgage on the Company's headquarters property in Old Bridge, New Jersey, (ii) Blonder Tongue Far East entered into a guaranty agreement (the "Guaranty Agreement") with Sterling whereby in the event of default by Borrower, Blonder Tongue Far East agrees to perform under the Loan Agreement, and (iii) Borrower, Sterling and the holders of the Company's outstanding senior subordinated convertible indebtedness, entered into a subordination agreement (the "Subordination Agreement"), pursuant to which such holders acknowledged and agreed that their rights to payment and the priority of their liens, will be subordinate to the rights of Sterling and the lenders under the Loan Agreement.

The foregoing summaries of the Loan Agreement, the Guaranty Agreement,  the Subordination Agreement, and the Mortgage are not complete and are qualified in their entirety by reference to the full text of those agreements, which are attached hereto as Exhibit 10.1, Exhibit 10.3 , Exhibit 10.4, and Exhibit 10.5, respectively, and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

As described in Item 1.01 above, in connection with the entry into the Loan Agreement, on December 28, 2016, the Company repaid all amounts outstanding under the Santander Agreement and terminated such agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.  Upon a default under the Loan Agreement, including the non-payment of principal or interest, the obligations of Borrower may be accelerated and Sterling may pursue its rights under the Loan Agreement, the Guaranty Agreement, the Uniform Commercial Code and any other applicable law or in equity.
Item 8.01	Other Events

On January 3, 2017, the Company issued a press release regarding the entry into the Loan Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description

10.1
Loan and Security Agreement dated as of December 28, 2016 by and between Blonder Tongue Laboratories, Inc. and R. L. Drake Holdings, LLC, as Borrowers, Blonder Tongue Far East, LLC, as a Guarantor and a Credit Party and Sterling National Bank, as Administrative Agent and as a Lender, and the other Lenders from time to time party thereto.

10.2	Form of Term RE Note dated December 28, 2016.

10.3
Guaranty Agreement effective as of December 28, 2016 by and between Sterling National Bank, as administrative and collateral agent for the Lender Parties identified therein, and Blonder Tongue Far East, LLC, as Guarantor.

10.4
Subordination Agreement dated as of December 28, 2016 by and between Sterling National Bank, as administrative and collateral agent for the Senior Lenders identified therein, and the Junior Creditor identified therein.

10.5
Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement made as of December 28, 2016 by Blonder Tongue Laboratories, Inc. to Sterling National Bank, as administrative agent for the benefit of itself and the other Lender Parties identified therein.

99.1	Press Release dated January 3, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer
Date: January 4, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1
Loan and Security Agreement dated as of December 28, 2016 by and between Blonder Tongue Laboratories, Inc. and R. L. Drake Holdings, LLC, as Borrowers, Blonder Tongue Far East, LLC, as a Guarantor and a Credit Party and Sterling National Bank, as Administrative Agent and as a Lender, and the other Lenders from time to time party thereto.

10.2	Form of Term RE Note dated December 28, 2016.

10.3
Guaranty Agreement effective as of December 28, 2016 by and between Sterling National Bank, as administrative and collateral agent for the Lender Parties identified therein, and Blonder Tongue Far East, LLC, as Guarantor.

10.4
Subordination Agreement dated as of December 28, 2016 by and between Sterling National Bank, as administrative and collateral agent for the Senior Lenders identified therein, and the Junior Creditor identified therein.

10.5
Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement made as of December 28, 2016 by Blonder Tongue Laboratories, Inc. to Sterling National Bank, as administrative agent for the benefit of itself and the other Lender Parties identified therein.

99.1	Press Release dated January 3, 2017.